The Finite Solar Finance Fund
Schedule Of Investments

Principal Value		Coupon	Maturity	Value
	Corporate Bonds - 19.2%
	Energy - 1.5%
50,000	Sunnova Energy Corp (1)(2)	5.875%	9/1/2026	44,732

	Financial - 11.4%
348,000	HAT Holdings I LLC / HAT Holdings II LLC (1)(2)	6.000%	4/15/2025	337,560

	Utilities - 6.3%
200,000	Clearway Energy Operating LLC (1)(2)	4.750%	3/15/2028	184,899

	Total Corporate Bonds (Cost $602,081)			567,191

	Private Financing
	Solar Development - 9.3%
275,000	WayPoint Partners, LLC	11.695%	12/2/2023	275,000

	Financial - 0.8%
25,000	OtoPilot, LLC(2)	12.000%	11/30/2023	25,000

	Total Private Financing (Cost $300,000)			300,000

	United States Treasury Notes - 8.2%
250,000	United States Treasury Note	2.500%	3/15/2028	242,930
	Total Treasury Notes (Cost $248,225)			242,930

	Short Term Investments - 77.2%
	Treasury Bills - 58.9%
750,000	United States Treasury Bill(3)	3.4700%	2/2/2023	747,623
500,000	United States Treasury Bill(3)	3.6000%	2/9/2023	498,008
500,000	United States Treasury Bill(3)	4.0300%	2/23/2023	496,994
	Total Treasury Bills (Cost $1,745,580)			1,742,625

	Money Market Funds - 18.3%
541,200	First American Treasury Obligations Fund, Class X(4)	3.753%		541,200
	Total Money Market Funds (Cost $541,200)			541,200

	Total Short Term Investments (Cost $2,286,780)			2,283,825

	Total Investments (Cost $3,437,086) - 99.7%			3,393,946
	Liabilities in Excess of Other Assets			(437,491)
	Net Assets - 100%			2,956,455

(1)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, these securities amounted to $567,191, or 19.2% of net assets.
(2)	Fixed rate asset.
(3)	Treasury Bill has a zero coupon rate. The rate presented is the annualized effective yield at December 31, 2022.
(4)	Presented rate represents the Money Market Fund's average 7-day yield as of December 31, 2022.

Percentages are stated as a percent of net assets.